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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2006

                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)

          DELAWARE                      1-4300                  41-0747868
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)
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                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Effective January 31, 2006, Apache Corporation entered into an amendment to our Rights Agreement, dated January 31, 1996, between Apache and Wells Fargo Bank,
N.A. (formerly Norwest Bank Minnesota, N.A.) to extend the expiration date for Apache's shareholder rights plan; to reset the rights trading with each share of Apache's common stock to one right per share, and to eliminate adjustments in the number of rights per share for future capitalization events such as stock splits. The Rights Agreement originally had a termination date of January 31, 2006, but with the amendment has been extended to January 31, 2016. The full text of the amendment is listed under Item 9.01 as Exhibit 4.1 and incorporated herein by reference.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL
     YEAR

In connection with the amendment of Rights Agreement described in Item 3.03 above, Apache filed a Certificate of Amendment of Certificate of Designation of Series A Junior Participating Preferred Stock to authorize additional shares of
Apache's Series A Junior Participating Preferred Stock and eliminate adjustments to the number of such shares upon the exercise of rights for future capitalization events such as stock splits. The full text of the certificate of amendment, which is effective as of January 31, 2006, is listed under Item 9.01 as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

EXHIBIT NO.   DESCRIPTION
-----------   -----------
3.1           Certificate of Amendment of Certificate of Designation of Series A
              Junior Participating Preferred Stock

4.1           Amendment No. 1, dated as of January 31, 2006 to the Rights
              Agreement dated as of December 31, 1996, between Apache
              Corporation., a Delaware corporation, and Wells Fargo Bank, N.A.
              (successor to Norwest Bank Minnesota, N.A.) (incorporated by reference to Exhibit 4.4 to Registrant's Amendment No. 1 to
              Registration Statement on Form 8-A, dated January 31, 2006, SEC
              File No. 1-4300).
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        APACHE CORPORATION


Date: January 31, 2006                  /s/ Roger B. Plank
                                        ----------------------------------------
                                        Roger B. Plank
                                        Executive Vice President and
                                        Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION
-----------   -----------
3.1           Certificate of Amendment of Certificate of Designation of Series A
              Junior Participating Preferred Stock

4.1           Amendment No. 1, dated as of January 31, 2006 to the Rights
              Agreement dated as of December 31, 1996, between Apache
              Corporation., a Delaware corporation, and Wells Fargo Bank, N.A.
              (successor to Norwest Bank Minnesota, N.A.) (incorporated by reference to Exhibit 4.4 to Registrant's Amendment No. 1 to
              Registration Statement on Form 8-A, dated January 31, 2006, SEC
              File No. 1-4300).
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